                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                               January 22, 1998


                            Avalon Properties, Inc.
            (Exact name of Registrant as specified in its charter)




       Maryland                       1-12452                    06-1379111
(State or other jurisdiction      (Commission File           (I.R.S. Employer
       of incorporation)               Number)               Identification No.)



                    15 River Road, Wilton, Connecticut 06897
             (Address of principal executive offices and zip code)



              Registrant's telephone number, including area code:
                                  203-761-6500

     ITEM 5.   OTHER EVENTS.

     Avalon Properties, Inc. (the "Company") completed the offering of $100,000,000 aggregate principal amount of its 6 5/8% Notes due 2005 ("Notes") on January 22, 1998. The offering of the Notes was made pursuant to a Prospectus Supplement dated January 16, 1998 relating to the Prospectus dated December 29, 1997 filed with the Company's shelf registration statement on Form S-3 (file no. 333-42519).

     The Notes bear interest at 6 5/8% from January 15, 1998, with interest payable each January 15 and July 15 beginning July 15, 1998. The entire principal amount of the Notes is due January 15, 2005. The Notes are redeemable at any time at the option of the Company, in whole or in part, at a redemption price equal to the principal amount and accrued interest of the Notes being redeemed, plus, in certain circumstances, a "Make Whole Amount."

     The Notes were issued under an Indenture and a First Supplemental Indenture between the Company and Signet Trust Company, as trustee, and a Second Supplemental Indenture and Third Supplemental Indenture between the Company and The Bank of New York, as successor trustee. The offering of the Notes was underwritten by PaineWebber Incorporated and J.P. Morgan Securities Inc. The underwriting discount was 0.625% and the price to the public was 99.976% of the principal amount of the Notes.

     The net proceeds to the Company from the sale of the Notes were approximately $99.2 million. The Company intends to use the net proceeds to reduce outstanding borrowings under the Company's unsecured credit facilities incurred for acquisition and development activity, and for general corporate purposes, including potential future acquisitions and development.

     Delivery of the Notes was made on January 22, 1998 through the facilities of The Depository Trust Company, against payment therefor in immediately available funds.

     ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

     (a)  Financial statements of business acquired:

          Not Applicable

     (b)  Pro Forma financial information:

          Not Applicable

     (c)  Exhibits:

     Exhibit No.
     -----------

     1.1  Underwriting Agreement dated January 16, 1998.

     4.1  Avalon Properties, Inc. 6 5/8% Note due 2005.

     4.2 Indenture dated as of September 18, 1995 (Incorporated by reference to the corresponding exhibit to the Current Report on Form 8-K of Avalon Properties, Inc. dated as of September 18, 1995).

     4.3 First Supplemental Indenture dated as of September 18, 1995 (Incorporated by reference to the corresponding exhibit to the Current Report on Form 8-K of Avalon Properties, Inc. dated as of September 18, 1995).

     4.4 Second Supplemental Indenture dated as of December 16, 1997 (Incorporated by reference to the corresponding exhibit to the Current Report on Form 8-K of Avalon Properties, Inc. dated as of December 16,
          1997).

     4.5  Third Supplemental Indenture dated as of January 22, 1998.

     5.1  Opinion as to the legality of the Note.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     January 26, 1998                    AVALON PROPERTIES, INC.


                                    By:       /s/ Thomas J. Sargeant
                                        ---------------------------------------
                                    By:     Thomas J. Sargeant
                                    Title:  Chief Financial Officer and
                                            Treasurer